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                                                                    EXHIBIT 23.1





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K into the Company's previously filed Registration Statement File Nos. 333-30903, 333-51463, 333-51467, 333-51469, 333-51499.

                                      ARTHUR ANDERSEN LLP


Tampa, Florida,
     August 25, 1999